UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

Grayscale XRP Trust ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42970	99-6768079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale XRP Trust ETF Shares	GXRP	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Capitalized terms used but not defined herein have the definitions given to them in the Trust’s Registration Statement on Form S-1, as amended (File No. 333-289818).

Item 1.01. Entry into a Material Definitive Agreement.

Authorized Participant Agreement Amendment; In-Kind Creations and Redemptions

Grayscale Investments Sponsors, LLC, as sponsor (the “Sponsor”) on behalf of Grayscale XRP Trust ETF (the “Trust”), and the Transfer Agent entered into amendments to its Participant Agreements with Macquarie Capital (USA) Inc. and Virtu Americas LLC, pursuant to which such entities are able to conduct creations and redemptions of Shares in-kind, in addition to the cash-based creation and redemption process the Trust currently uses in connection with the continuous issuance and redemption of Shares under its effective registration statement on Form S-1 and the listing of the Shares on NYSE Arca, Inc. The Sponsor may engage additional Authorized Participants in the future, and such Authorized Participants may be able to conduct creations and redemptions in-kind, in cash, or both.

The foregoing description is a summary and is qualified in its entirety by the Form of Amendment to Participant Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Supplemental Disclosures

The Sponsor is filing information for the purpose of supplementing and updating the disclosures contained in the Trust’s Offering Documents to reflect the availability of an in-kind creation and redemption process, pursuant to which Grayscale Securities, LLC or another Authorized Participant, or its designee (any such designee, an “AP Designee”), may create or redeem Shares in-kind, as an alternative to the Trust’s cash-based creation and redemption process.

The Sponsor intends to cause the Trust to create and redeem Shares in the manner described in “Description of Creation and Redemption of Shares” set forth in Exhibit 99.1 hereto, which is incorporated by reference herein and supersedes and supplements the corresponding disclosure set forth in the Trust’s Offering Documents and other filings with the SEC describing the creation and redemption of Shares.

Additional Custodian; Custody Services Agreement

On September 29, 2026, the Sponsor, on behalf of the Trust, and Anchorage Digital Bank N.A. (“Anchorage Digital”), a national trust bank chartered by the Office of the Comptroller of the Currency, entered into the Sixth Amendment (the “Anchorage Digital Amendment”) to the Master Custody Service Agreement, dated as of August 8, 2025 (as amended, the “Anchorage Digital Custodian Agreement”), pursuant to which the Trust became a party to the Anchorage Digital Custodian Agreement.

Pursuant to the Anchorage Digital Custody Agreement, Anchorage Digital will provide services related to the custody and safekeeping of a portion of the Trust’s XRP holdings.

The Sponsor intends to utilize Anchorage Digital’s services to custody a portion of the Trust’s XRP. The Trust’s existing custody arrangement with Coinbase Custody Trust Company, LLC is unaffected by the Trust’s entry into the Anchorage Digital Custodian Agreement, and Coinbase remains the Trust’s primary custodian. The Sponsor shall, in its sole discretion, determine the amounts held at either custodian as permitted by the Trust Agreement. At the current time, the Sponsor has not determined the total amount of the Trust’s XRP it will move to Anchorage Digital. The addition of Anchorage Digital reflects the Sponsor’s ongoing risk management approach as part of the Trust’s growing size. References to the “Custodian” in this prospectus refer to Coinbase Custody Trust Company, LLC, Anchorage Digital and/or other custodians, collectively or in their individual capacities, as the context may require.

With respect to the Trust’s XRP held by Anchorage Digital, upon Sponsor instruction, Anchorage Digital will withdraw from the Trust’s account maintained with Anchorage Digital the amount of XRP necessary to pay the Trust’s Sponsor's Fee and any Additional Trust Expenses, consistent with the procedures described on page 91 of the Trust's prospectus, dated April 16, 2026, under “Business—Expenses; Sales of XRP—Disposition of XRP.” Fees paid to the Additional Custodian are a Sponsor-paid Expense.

Under the Anchorage Digital Custodian Agreement, Anchorage Digital receives the Trust’s XRP for storage by generating private keys and their corresponding public keys, and retains custody of those private keys at all times. The hardware security module Anchorage Digital uses to safeguard such private keys is located in the United States.

In the event of a fork of the XRP blockchain, the Anchorage Digital Custody Agreement provides that Anchorage Digital may temporarily suspend services, and may, in its sole discretion, determine whether or not to support (or cease supporting) either branch of the forked protocol entirely, provided that Anchorage Digital shall use commercially reasonable efforts to avoid ceasing to support both branches of such forked protocol.

In addition, the Additional Custodian is required under the Anchorage Digital Custodian Agreement to maintain certain insurance coverage, which the Sponsor believes is industry standard, including commercial crime insurance or a fidelity bond with limits of not less than $100 million in the aggregate, covering theft of money or other property under the Additional Custodian’s case, custody or control, including digital assets held in cold storage. Shareholders cannot be assured that the Additional Custodian will maintain adequate insurance or that such coverage will cover losses with respect to the Trust’s XRP.

The foregoing description of the Anchorage Digital Custodian Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Anchorage Digital Custodian Agreement and the Anchorage Digital Amendment, which are filed with this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Amendment to Participant Agreement.
10.2

Master Custody Service Agreement, dated as of August 8, 2025, by and between Anchorage Digital Bank N.A and Grayscale Investments Sponsors, LLC, for itself and as Sponsor of the Clients listed on the signature pages thereto.

10.3	Sixth Amendment to the Master Custody Service Agreement, dated September 29, 2026, by and between the Sponsor on behalf of the Trust and Anchorage Digital Bank N.A.
99.1	Description of Creation and Redemption of Shares.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale XRP Trust ETF

Date:	October 5, 2026	By:	/s/ Kathryn Masci
Name: Kathryn Masci Title: Interim Chief Financial Officer*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.